UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2014
HYDE PARK ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)
Delaware	001-35576	27-5156956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 21, 2014, Hyde Park Acquisition Corp. II (the “Company”) held a special meeting of stockholders (the “Special Meeting”)  at which the Company’s stockholders voted to adopt and approve a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting to a later date to permit further solicitation of proxies to adopt the “Merger Proposal” described in the Company’s definitive proxy statement for the Special Meeting, which the Company mailed to its stockholders of record as of the applicable record date, and filed with the Securities and Exchange Commission, on April 1, 2014.  The votes cast with respect to the Adjournment Proposal were as follows:

FOR	AGAINST	ABSTAIN
5,935,729	2,909,512	9,000

Accordingly, the  Special Meeting was adjourned, and will reconvene at 10:00 a.m., eastern time, on April 30, 2014, at its original location, the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, 11th Floor, New York, New York 10022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDE PARK ACQUISITION CORP. II

Date: April 21, 2014	By:	/s/ Laurence S. Levy
Name: Laurence S. Levy
Title: Chief Executive Officer